UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2005

Kosan Biosciences Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31633	94-3217016
(Commission File Number)	(IRS Employer Identification No.)

3832 Bay Center Place, Hayward, CA 94545

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 732-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As announced on September 12, 2005, Kosan Biosciences Incorporated (“Kosan”) and the Division of Cancer Treatment and Diagnosis at the National Cancer Institute (“NCI”) received letters from the U.S. Food and Drug Administration (“FDA”) requesting certain amendments to the protocols and patient informed consents for the 17-AAG and DMAG clinical trials being conducted by Kosan and the NCI. Kosan has amended the protocols and informed consents for the 17-AAG and DMAG clinical trials being conducted by Kosan. The NCI has also requested that its clinical sites amend their protocols and informed consents. Kosan believes that the amendments in the trials being conducted by Kosan are generally consistent with the amendments requested by the NCI at its clinical sites. Kosan has provided its amended protocols and informed consents to the FDA, but has not received a response from the FDA. Kosan has also been advised by the NCI that the FDA agreed to the proposed amendments being made in the clinical trials being conducted by the NCI. Patient enrollment in the 17-AAG and DMAG clinical trials is expected to resume once the amendments are implemented by the clinical trial sites. Amendments of this nature are typically implemented within one to three months.

This report contains “forward-looking” statements, including statements with respect to the further development of 17-AAG, KOS-953 and DMAG (KOS-1022) and the timing of protocol amendments and the related resumption of patient accrual. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of Kosan to differ materially from those indicated by these forward-looking statements, including, among others, risks and uncertainties related to review by the FDA of the events described in this report, including the risk that the FDA may require further changes to the protocols and informed consents, which changes may have a material adverse effect on the timing of, and Kosan’s and the NCI’s ability to conduct, 17-AAG, KOS-953 and KOS-1022 clinical trials, risks related to the clinical advancement of 17-AAG, KOS-953 and KOS-1022, including the risk of potential delays in patient accrual and the risk that clinical trials for these product candidates may not demonstrate safety and efficacy sufficient to obtain the requisite regulatory approvals or to result in a marketable product, risks related to Kosan’s dependence on its collaboration with the NCI for development of 17-AAG, KOS-953 and KOS-1022 and other risks detailed in the “Risk Factors” section of Kosan’s prospectus supplement dated August 15, 2005 filed with the Securities and Exchange Commission on August 15, 2005. Kosan does not undertake any obligation to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kosan Biosciences Incorporated

Dated: September 27, 2005	By:	/s/ Susan M. Kanaya
Susan M. Kanaya,
Senior Vice President, Finance and Chief Financial Officer